UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2018

CorePoint Lodging Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38168	82-1497742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(972) 893-3199

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2018 the Compensation Committee (the “Compensation Committee”) of the Board of Directors of CorePoint Lodging Inc. (the “Company”) approved the grant of cash-based annual incentive awards for the performance period from May 30, 2018 through December 31, 2018 (the “2018 AIP Awards”) to specified employees, including Keith A. Cline, the Company’s President and Chief Executive Officer, Daniel E. Swanstrom II, the Company’s Executive Vice President and Chief Financial Officer, John W. Cantele, the Company’s Executive Vice President and Chief Operating Officer, and Mark M. Chloupek, the Company’s Executive Vice President, Secretary and General Counsel (together, the “Executives”).

Pursuant to the terms of the 2018 AIP Awards, each Executive is eligible to receive a cash bonus based on the Company’s performance, as determined by the Compensation Committee in its discretion following the end of the performance period, against strategic priorities including with respect to the Company’s property portfolio, the Company’s investment strategy, the Company’s property repositioning and hurricane impacted hotels initiatives, the Company’s capital structure, and the Company’s engagement with stockholders. The Compensation Committee selected performance criteria designed to be challenging but reasonably achievable and retained discretion to modify the performance criteria and determine their weightings.

Payments to the Executives under the 2018 AIP Awards, expressed as a percentage of an Executive’s base salary, may range from 0% for below threshold performance, to 50% for threshold performance, to 100% for target performance, and to a maximum of 150% for significantly above target performance, subject to an Executive’s continued employment with the Company or a subsidiary of the Company on the payment date. It is expected, however, that payments of the 2018 AIP Awards will reflect target performance except in the case of significant outperformance or significant underperformance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COREPOINT LODGING INC.

By:	/s/ Mark M. Chloupek
	Name:	Mark M. Chloupek
	Title:	Executive Vice President, Secretary and
General Counsel

Date: August 6, 2018